Intangible assets	12 Months Ended
Dec. 31, 2025
Text block 1 [Abstract]
Intangible assets
24 Intangible assets

	Goodwill	Future servicing rights	Software	Other	Total

On January 1, 2025	345	120	51	58	575

Additions	-	-	12	1	13

Amortization through income statement	-	(14)	(12)	(6)	(32)

Acquisitions through business combinations	1	-	-	3	4

Other movements	-	-	-	-	-

Net exchange differences	(34)	(2)	(1)	(3)	(40)

On December 31, 2025	313	105	49	52	519

Gross carrying value	426	289	94	96	906

Accumulated amortization and impairment	(113)	(184)	(45)	(44)	(387)

Net book value	313	105	49	52	519

On January 1, 2024	291	131	48	33	504

Additions	-	2	12	1	15

Amortization through income statement	-	(14)	(11)	(5)	(30)

Acquisitions through business combinations	23	-	-	40	63

Other movements	13	-	-	(13)	-

Net exchange differences	19	1	1	2	23

On December 31, 2024	345	120	51	58	575

Gross carrying value	473	311	85	98	967

Accumulated amortization and impairment	(128)	(191)	(34)	(40)	(393)

Net book value	345	120	51	58	575
Amortization through income statement is included in note
13 Other operating expenses
. None of the intangible assets has titles that are restricted or has been pledged as security for liabilities.
With the exception of goodwill, all intangible assets within the Americas have a finite useful life and are amortized accordingly. Future servicing rights are amortized over the term of the related insurance contracts, which can vary significantly depending on the maturity of the acquired portfolio and range between 10 and 30 years. As at December 31, 2025 10 years remain (2024: 11 years). Software is generally depreciated over an average period of three to five years (no changes compared to 2024).

Goodwill
The economic assumptions underlying all calculations are based on observable market data and projections of future trends. All cash-generating units tested showed that their recoverable amounts exceeded their carrying values, including goodwill. A reasonably possible change in any key assumption is not expected to cause the carrying value of the cash-generating units to exceed their recoverable amount.
The goodwill balance has been allocated to the cash-generating units expected to benefit from the synergies inherent in the goodwill. Goodwill is tested for impairment both annually and when there are specific indicators of a potential impairment. The recoverable amount of cash-generating unit is the higher of its value in use and its fair value less costs of disposal. The operating assumptions used in all the calculations are best estimate assumptions and based on historical data where available.
A summary of the cash-generating units to which the goodwill is allocated is as follows:

	2025	2024

Americas	189	215

United Kingdom	79	81

Asset Management	45	49

On December 31	313	345
Within the Americas, Transamerica’s goodwill is allocated to groups of cash-generating units, including variable annuities, fixed annuities, and the retirement plans and single premium group annuities (SPGAs). Transamerica uses the value in use concept to determine the recoverable amount and it is calculated annually in the fourth quarter. Transamerica reviewed the recoverable amount of the retirement plans and SPGA cash-generating units under the Economic Available Capital (EAC) approach. This approach measures the difference between the market value of assets assigned to a block of business and the market value of liabilities. The EAC is reflective of market conditions where a pre-tax
benchmark discount rate ranged from approximately 3.46% to 4.17% from the one-month
to
30-year
tenors.
Transamerica reviewed the recoverable amount of the annuities’ cash-generating units under the Contractual Service Margin (CSM) approach. The CSM is a component of the asset or liability for the group of insurance contracts that represents the unearned profit the entity will recognize as it provides future services. Based on the value-in-use
tests, Transamerica’s goodwill for the group of annuities cash-generating units (2025: EUR 121 million; 2024: EUR 137 million) remains unchanged from the prior period, except for the impact of currency translation adjustments. Transamerica’s goodwill for the retirement plans and SPGA cash-generating units (2025: EUR 68 million; 2024: EUR 77 million) remains unchanged from the prior period except for the impact of currency translation adjustments.
In the United Kingdom, the cash-generating unit for the Cofunds goodwill impairment assessment is Aegon UK. For the Nationwide (Origen) goodwill and the Barrington Hamilton (Origen) goodwill, the cash-generating unit is Origen Financial Services Limited.
For the Cofunds goodwill, the value in use of Scottish Equitable plc is the most material part of the Aegon UK value-in-use
calculation. The value in use of SE plc was determined using SE plc’s Solvency II own funds value with adjustments for contract boundaries and risk margin. An allowance has also been made for the present value of profits from expected new business in the next four years. A key variable is the present value of profits from expected new business in the next four years, which, if this does not arise, would reduce the value in use by EUR 108 million; however there would still be over EUR 1,375 million headroom.
For Nationwide (Origen) and Barrington Hamilton (Origen) goodwill, this relies on the underlying value in use calculation for Origen Financial Services limited (OFSL). The value-in-use
calculation employs a standard model. The headroom at
year-end
was EUR 103 million for Nationwide and EUR 228 million for Barrington Hamilton.
Future servicing rights
These primarily reflect Aegon Asset Management mandates added in 2023. These rights have a remaining amortization period of 7.5 years and a carrying amount of EUR 93 million on December 31, 2025 (2024: EUR 104 million).